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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 4, 2004


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

H. J. Heinz Company wishes to disclose its press release dated February 4, 2004 furnished herewith as Exhibit 99.* The attached press release states that the Registrant preliminarily anticipates that earnings will be in line with previously announced management estimates for the third quarter and the full fiscal year.



                               INDEX TO EXHIBITS

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
99 (furnished but not filed)*       H.J. Heinz Company Press Release dated
                                    February 4, 2004

* The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: February 4, 2004

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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99 (furnished but not filed)        H. J. Heinz Company Press Release dated
                                    February 4, 2004